SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
24.	SUBSEQUENT EVENTS

The financial statements were authorized for issuance by the Board of Directors on April 24, 2025. There are no subsequent events between the closing date of year ended December 31, 2024, and the approval (issuance) of these consolidated financial statements, other than the ones already disclosed therein.

Cerri Complex Climate Event

On March 7, 2025, unprecedented heavy rains—without any statistical precedent in the last 100 years—fell on the city of Bahía Blanca and surrounding areas, causing widespread flooding across urban and adjacent regions (the “Event”).

The Event caused the Saladillo García stream to overflow, flooding the Cerri Complex, which resulted in the paralysis of liquids production and partially affected natural gas transportation services. It is also worth noting that the external electric distribution system, as well as the electric generation and distribution facilities of the installation, were impacted.

On March 24, 2025, the natural gas transportation service was restored with no significant impact in the natural gas transportation revenues.

Regarding the Cerri Complex, as previously mentioned, Liquids production has been interrupted between March 7, 2025 and the issuance date of these consolidated financial statements. A gradual resumption of operations and production may be possible in the coming days, depending on the resolution of infrastructure issues. TGS is carrying out cleanup efforts and prioritizing getting the plant back to full operation as soon as possible.

The Company is currently assessing the full impact of these events and implementing measures to minimize disruption. Based on the current state of recovery efforts and the damages, for the three-month period ended March 31, 2025, the Company has recorded a loss of Ps. 14,058,433, corresponding to expenses related to the event and impairment charges for materials and other property, plant, and equipment. At this stage, the final cost of the event has not yet been determined. For reference, January to March daily production of liquids average amounts to approximately 3,400 tons.

Subject to the terms and conditions of the policies and any applicable sub-limits, the Company has property damage and business interruption insurance coverage. The property damage deductible is US$1 million, and the business interruption coverage includes a 60-day waiting period for Liquids Production and Commercialization business segment. As of the date of issuance of these consolidated financial statements, the Company is negotiating with insurers; these negotiations are still at a preliminary stage, so the ultimate amount and timing of insurance proceeds have not been determined yet.

The Company has concluded for the purpose of these consolidated financial statements that the Event is not a condition that existed at the end of the reporting period and therefore does not require adjustments in the book values recognized in the consolidated financial statements prepared for the year ended December 31, 2024.

Voluntary capital reduction and amendment of By-laws.

After having received the approval of the ENARGAS, on March 19, 2025, the 2025 Shareholders´ Meeting will decide regarding the capital stock reduction due to cancellation of tgs’ treasury shares for an amount of Ps. 41,734 representing 41,734,225 class B shares of a nominal value of $ 1 each and entitled to 1 vote per share and the amendment of the by-laws.

After the capital reduction the number of outstanding shares is 752,761,058 of a nominal value of $ 1 each and entitled to 1 vote per share.